SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549




                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  December 13, 1996


                          JOHN ALDEN FINANCIAL CORPORATION
                 (Exact name of registrant as specified in charter)




                                      Delaware
                            (State or other jurisdiction
                                  of incorporation)

                   1-11396                                59-2840712
           (Commission File No.)                       (IRS employer
                                                        identification no.)

         7300 Corporate Center Drive, Miami, Florida      33126-1223
         (Address of principal executive offices)      (Zip Code)



         Registrant's telephone number, including area code (305) 715-3767













                          This Form 8-K consists of
                           sequentially numbered pages.
                        Exhibit Index Appears on Page    .







         ITEM 5.   OTHER EVENTS.

                   On December 13, 1996, John Alden Financial Corpora-tion issued a press release relating to the adoption of a shareholder rights plan. The rights plan is attached hereto as
         Exhibit 2 and is hereby incorporated herein by reference in its entirety, and the full text of the press release is attached hereto as Exhibit 1 and is hereby incorporated herein by reference in its entirety.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)  Exhibits

                   (1)  Press Release, dated December 13, 1996.

                   (2) Rights Agreement, dated as of December 13, 1996, between John Alden Financial Corporation and Chase Mellon Shareholder Services, L.L.C.







                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         JOHN ALDEN FINANCIAL CORPORATION



                                         By:/s/ Michael P. Andersen
                                            Name:  Michael P. Andersen
                                            Title: Senior Vice President,
                                                   General Counsel &
                                                   Secretary


         Dated:  December 20, 1996









































                                   EXHIBIT INDEX



         Exhibit                                             Sequential
           No.          Description                          Page Number

           (1)     Press Release, dated December 13, 1996.....

           (2)     Rights Agreement, dated as of December 13,
                   1996, between John Alden Financial
                   Corporation and Chase Mellon Shareholder
                   Services, L.L.C............................